                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 20, 1999
                                                  ------------------------------


                   Wells Real Estate Investment Trust, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




                                   Maryland
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)



        0-25739                                           58-2328421
------------------------                   -------------------------------------
(Commission File Number)                     (IRS Employer Identification No.)



               3885 Holcomb Bridge Road, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code     (770) 449-7800
                                                   -----------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition of Assets


Purchase of the Gartner Building.  On September 20, 1999, The Wells Fund XI -
--------------------------------
Fund XII - REIT Joint Venture (the "Joint Venture") acquired a two story office building with approximately 62,400 rentable square feet located at 12600 Gateway Blvd. in Fort Myers, Lee County, Florida (the "Gartner Building") from Hogan Triad Ft. Myers I, Ltd., a Florida limited partnership (the "Seller"), pursuant to that certain Agreement of Purchase and Sale of Property (the "Contract") between the Seller and Wells Capital, Inc., an affiliate of Wells Real Estate Investment Trust, Inc. (the "Registrant"). The Seller is not in any way affiliated with the Registrant or its Advisor.

  The Joint Venture is a joint venture partnership among Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of the Registrant, Wells Real Estate Fund XI, L.P. ("Wells Fund XI"), an affiliated Georgia limited partnership, and Wells Real Estate Fund XII, L.P ("Wells Fund XII"), an affiliated Georgia limited partnership. The Joint Venture was formed for the purpose of the acquisition, ownership, development, leasing, operation, sale and management of real properties. The investment objectives of Wells Fund XI and Wells Fund XII are substantially identical to those of the Registrant.

  The rights under the Contract were assigned by Wells Capital, Inc, the original purchaser under the Contract, to the Joint Venture at closing. The purchase price for the Gartner Building was $8,320,000. The Joint Venture also incurred additional acquisition expenses in connection with the purchase of the Gartner Building, including attorneys' fees, recording fees and other closing costs, of approximately $27,600.

  Wells OP contributed $5,441,050, Wells Fund XI contributed $106,550 and Wells Fund XII contributed $2,800,000 to the Joint Venture for their respective share of the acquisition costs for the Gartner Building. All income, loss, profit, net cash flow, resale gain and sale proceeds of the Joint Venture are allocated and distributed between the Wells OP, Wells Fund XI and Wells Fund XII based upon their respective capital contributions to the Joint Venture.

  Wells OP has made total capital contributions to the Joint Venture of $17,634,796 and currently has an equity percentage interest in the Joint Venture of approximately 56.77%; Wells Fund XI has made total capital contributions to the Joint Venture of $8,131,351 and currently has an equity percentage interest in the Joint Venture of approximately 26.17%; and Wells Fund XII has made total capital contributions to the Joint Venture of $5,300,000 and currently has an equity percentage interest in the Joint Venture of approximately 17.06%.

Description of the Building and the Site.  As set forth above, the Gartner
----------------------------------------
Building is a two story office building containing approximately 62,400 rentable square feet. The Gartner Building, which was completed in 1998, is a reinforced concrete structure with curtained glass.

  An independent appraisal of the Gartner Building was prepared by CB Richard Ellis, Inc., real estate appraisers, as of September 1, 1999, pursuant to which the market value of the land and the leased fee interest subject to the Lease (described below) was estimated to be $8,350,000, in cash or terms equivalent to cash. This value estimate was based upon a number of assumptions, including that the Gartner Building will continue operating at a stabilized level with Gartner Group, Inc. ("Gartner") occupying 100% of the rentable area, and is not necessarily an accurate reflection of the fair market value of the property or the net proceeds which would result from an immediate sale of this property.
The Joint Venture also obtained an environmental report prior to closing evidencing that the environmental condition of the land and the Gartner Building were satisfactory.

  The Gartner Building is located on a 4.9 acre tract of land within the Gateway development at 12600 Gateway Boulevard in Fort Myers, Florida. Gateway is a mixed use development with over 3,000 acres planned for residential purposes and over 800 acres planned for commercial purposes. Sony Electronics and Ford Motor Credit Company are two of the commercial tenants in this development.

The Lease.  The entire 62,400  rentable square feet of the Gartner Building is
---------
currently under a net lease agreement with Gartner dated July 30, 1997 (the "Lease"). The landlord's interest in the Lease was assigned to the Joint Venture at the closing.

  The initial term of the Lease is ten years which commenced on February 1, 1998 and expires on January 31, 2008. Gartner has the right to extend the Lease for two additional five year periods of time. Each extension option must be exercised by giving at least one year's notice to the landlord prior to the expiration date of the then current lease term.

  The base rent payable for the remainder of the Lease term is as follows:


          Lease Year          Yearly Base Rent       Monthly Base Rent
-----------------------------------------------------------------------------
        2/1999-1/2000             $642,798              $53,566.50
-----------------------------------------------------------------------------
        2/2000-1/2001             $790,642              $65,886.83
-----------------------------------------------------------------------------
        2/2001-1/2002             $810,408              $67,534.00
-----------------------------------------------------------------------------
        2/2002-1/2003             $830,668              $69,222.35
-----------------------------------------------------------------------------
        2/2003-1/2004             $851,435              $70,952.89
-----------------------------------------------------------------------------
        2/2004-1/2005             $872,721              $72,726.74
-----------------------------------------------------------------------------
        2/2005-1/2006             $894,539              $74,544.92
-----------------------------------------------------------------------------
        2/2006-1/2007             $916,902              $76,408.54
-----------------------------------------------------------------------------
        2/2007-1/2008             $939,825              $78,318.71
-----------------------------------------------------------------------------


The monthly base rent payable for each extended term of the Lease will be equal to the lesser of (i) the prior rate increased by 2.5%, or (ii) 95% of the then current market rate which is calculated as a full-service rental rate less anticipated annual operating expenses on a rentable square foot basis charged for space of comparable location, size and conditions in comparable office buildings in the Fort Myers area.

  Under the Lease, Gartner is required to pay as additional rent all real estate taxes, special assessments, utilities, taxes, insurance and other operating costs with respect to the Gartner Building during the term of the Lease. In addition, Gartner is responsible for all routine maintenance and repairs to the Gartner Building. The Joint Venture, as landlord, is responsible for repair and replacement of the roof, structure and paved parking areas.

  Gartner also has two expansion options for additional buildings under the Lease. The two option plans are described in the Lease as the "Small Option Building" and the "Large Option Building".

  The "Small Option Building" expansion option allows Gartner the ability to expand into a separate, free standing facility on the property containing between 30,000 and 32,000 rentable square feet to be constructed by the Joint Venture. Gartner may exercise its expansion right for the Small Option Building by providing notice in writing to the Joint Venture on or before February 15, 2002. In the event that Gartner exercises its expansion option, the parties shall enter into a separate lease within 30 days of such notice by Gartner with a guaranteed ten year lease term and yearly base rent to be determined by mutual agreement of the parties.

  The "Large Option Building" expansion option allows Gartner the ability to expand into a separate, free standing facility on the property containing between 60,000 and 75,000 rentable square feet to be constructed by the Joint Venture. Gartner may exercise its expansion right for the Small Option Building by providing notice in writing to the Joint Venture on or before February 15, 2002. In the event that Gartner exercises its expansion option, the parties shall enter into a separate lease within 30 days of such notice by Gartner with a guaranteed ten year lease term and yearly base rent to be determined by mutual agreement of the parties.

Property Management Fees.  Wells Management Company, Inc. ("Wells Management"),
------------------------
an affiliate of the Registrant, has been retained to manage and lease the Gartner Building. The Joint Venture shall pay management and leasing fees to Wells Management in the amount of 4.5% of gross revenues from the Gartner Building.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements. The following financial statements relating
             --------------------
to the real property acquired by the Joint Venture are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:



                                                                            Page
                                                                            ----


         Report of Independent Public Accountants                            F-1


         Statements of Revenues Over Certain Operating
         Expenses for the year ended December 31, 1998 (Audited)
         and for the six month period ended June 30, 1999 (Unaudited)        F-2


         Notes to Statements of Revenues Over Certain
         Operating Expenses for the year ended December 31, 1998 (Audited)
         and for the six month period ended June 30, 1999 (Unaudited)        F-3



         (b) Pro Forma Financial Information. The following unaudited pro forma
             -------------------------------
financial statements of the Registrant relating to the real property acquired are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:


                                                                            Page
                                                                            ----


         Summary of Unaudited Pro Forma Financial Statements                 F-5



         Pro Forma Balance Sheet as of June 30, 1999                         F-6



         Pro Forma Statement of Income for year ended December 31, 1998      F-7


         Pro Forma Statement of Income for the six months
         ended June 30, 1999                                                 F-8



  After reasonable inquiry, the Registrant is not aware of any material factors relating to the real property described in this Current Report that would cause the financial information reported herein not to be necessarily indicative of future operating results.

                                   SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WELLS REAL ESTATE INVESTMENT
                                         TRUST, INC. (Registrant)


                                         By: /s/ Leo F. Wells, III
                                             -----------------------
                                             Leo F. Wells, III
                                             President



Date:  September 29, 1999

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Investment Trust, Inc., and Wells Real Estate Fund XII, L.P.:

We have audited the accompanying statement of revenues over certain operating expenses for the GARTNER BUILDING for the year ended December 31, 1998. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Gartner Building after acquisition by the Wells Fund XI-Fund XII-REIT Joint Venture (a joint venture between the Wells Operating Partnership, L.P. [on behalf of Wells Real Estate Investment Trust, Inc.], Wells Real Estate Fund XI, L.P., and Wells Real Estate Fund XII, L.P.). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Gartner Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Gartner Building for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Atlanta, Georgia
September 24, 1999

                                GARTNER BUILDING

             STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND

                     FOR THE SIX MONTHS ENDED JUNE 30, 1999




                                                           1998          1999
                                                         --------      -------
                                                                     (Unaudited)

RENTAL REVENUES                                          $738,074      $402,590

OPERATING EXPENSES, net of reimbursements                   8,505            75
                                                         --------      --------
REVENUES OVER CERTAIN OPERATING EXPENSES                 $729,569      $402,515
                                                         ========      ========


        The accompanying notes are an integral part of these statements.

                                GARTNER BUILDING

                        NOTES TO STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND

                     FOR THE SIX MONTHS ENDED JUNE 30, 1999



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Description of Real Estate Property Acquired

   On September 20, 1999, the Wells Fund XI-Fund XII-REIT Joint Venture (the "Joint Venture") acquired a two story office building with approximately 62,400 rentable square feet located in Fort Myers, Lee County, Florida (the "Gartner Building").

   The Joint Venture is a partnership between Wells Real Estate Fund XII, L.P. ("Wells Fund XII"), Wells Real Estate Fund XI, L.P. ("Wells Fund XI"), and Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc.

   The purchase price for the Gartner Building was $8,320,000. The Joint Venture also incurred additional acquisition expenses in connection with the purchase of the Gartner Building, including attorneys' fees, recording fees and other closing costs, of $27,600.

   The Wells Fund XII contributed $2,800,000, Wells Fund XI contributed $106,550, and Wells OP contributed $5,441,050 to the Joint Venture for their respective share of the acquisition costs for the Gartner Building.

   The entire 62,400 rentable square feet of the Gartner Building is currently under a net lease agreement with Gartner dated July 30, 1997 (the "Lease"). The Lease was assigned to the Joint Venture at the closing.

   The initial term of the Lease is ten years which commenced on February 1, 1998 and expires on January 31, 2008. Gartner has the right to extend the Lease for two additional five year periods of time. Each extension option must be exercised by giving at least one year's notice to the landlord prior to the expiration date of the then current lease term.

   Under the Lease, Gartner is required to pay as additional rent all real estate taxes, special assessments, utilities, taxes, insurance, and other operating costs with respect to the Gartner Building during the term of the Lease. In addition, Gartner is responsible for all routine maintenance and repairs to the Gartner Building. The Joint Venture, as landlord, is responsible for repair and replacement of the roof, structure, and paved parking areas.

   Rental Revenues

   Rental income from the lease is recognized on a straight-line basis over the life of the lease.

2. BASIS OF ACCOUNTING

   The accompanying statements of revenues over certain operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses, such as depreciation and management and leasing fees, not comparable to the operations of the Gartner Building after acquisition by the Joint Venture.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.



                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet as of June 30, 1999 and the pro forma statements of income for the year ending December 31, 1998 and the six-month period ending June 30, 1999 have been prepared to give effect to the acquisition of the Gartner Building by the Wells Fund XI-Fund XII-REIT Joint Venture (a joint venture between the Wells Operating Partnership, L.P., Wells Real Estate Fund XI, L.P., and Wells Real Estate Fund XII, L.P.) as if the acquisition occurred as of June 30, 1999 with respect to the balance sheet and January 1, 1998 with respect to the statements of income.

Wells Operating Partnership, L.P. is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells Operating Partnership, L.P.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.

                            PRO FORMA BALANCE SHEET

                                 JUNE 30, 1999

                                  (Unaudited)

                                    ASSETS

                                                                                  Wells Real
                                                                                    Estate
                                                                                  Investment      Pro Forma       Pro Forma
                                                                                  Trust, Inc.    Adjustments        Total
                                                                                  -----------    -----------      ---------

REAL ESTATE, at cost:
 Land                                                                             $ 6,787,902     $         0      $ 6,787,902
 Building and improvements, less accumulated depreciation of $612,243              34,483,001               0       34,483,001
                                                                                  -----------     -----------      -----------
      Total real estate                                                            41,270,903               0       41,270,903

INVESTMENTS IN JOINT VENTURES                                                      15,143,866       5,667,779 (a)   20,811,645

DUE TO AFFILIATES                                                                     297,953               0          297,953

CASH AND CASH EQUIVALENTS                                                          19,449,957      (5,441,050)(b)   14,008,907

DEFERRED PROJECT COSTS                                                                949,252        (226,729)(c)      722,523

DEFERRED OFFERING COSTS                                                               529,524               0          529,524

PREPAID EXPENSES AND OTHER ASSETS                                                   1,594,178               0        1,594,178
                                                                                  -----------     -----------      -----------
      Total assets                                                                $79,235,633     $         0      $79,235,633
                                                                                  ===========     ===========      ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

ACCOUNTS PAYABLE                                                                  $   321,444     $         0      $   321,444

NOTES PAYABLE                                                                       9,918,935               0        9,918,935

DUE TO AFFILIATES                                                                     614,274               0          614,274

DIVIDENDS PAYABLE                                                                   1,119,829               0        1,119,829

MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP                             200,000               0          200,000
                                                                                  -----------     -----------      -----------
      Total liabilities                                                            12,174,482               0       12,174,482
                                                                                  -----------     -----------      -----------
COMMON SHARES, $.01 par value; 40,000,000 shares authorized, 7,770,581
 shares issued and outstanding                                                         77,706               0           77,706


ADDITIONAL PAID-IN CAPITAL                                                         65,653,998               0       65,653,998

RETAINED EARNINGS                                                                   1,329,447               0        1,329,447
                                                                                  -----------     -----------      -----------
      Total shareholders' equity                                                   67,061,151               0       67,061,151
                                                                                  -----------     -----------      -----------
      Total liabilities and shareholders' equity                                  $79,235,633     $         0      $79,235,633
                                                                                  ===========     ===========      ===========

          (a) Reflects Wells Real Estate Investment Trust Inc.'s contribution to the Wells Fund XI-Fund XII-REIT Joint Venture.

          (b) Reflects Wells Real Estate Investment Trust Inc.'s portion of the purchase price.

          (c) Reflects deferred project costs contributed to the Wells Fund XI-Fund XII-REIT Joint Venture.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                         PRO FORMA STATEMENT OF INCOME

                     FOR THE YEAR ENDING DECEMBER 31, 1998

                                  (Unaudited)





                                                                 Well Real
                                                                   Estate
                                                                 Investment            Pro Form          Pro Forma
                                                                Trust, Inc.           Adjustment           Total
                                                                -----------           ----------         ---------
REVENUES:
 Rental income                                                     $ 20,994             $      0          $ 20,994
 Equity in income of joint ventures                                 263,315              258,285(a)        521,600
 Interest income                                                    110,869                    0           110,869
                                                                   --------             --------          --------
                                                                    395,178              258,285           653,463
                                                                   --------             --------          --------
EXPENSES:
 Operating costs, net of reimbursements                              11,033                    0            11,033
 General and administrative                                          29,943                    0            29,943
 Legal and accounting                                                19,552                    0            19,552
 Computer costs                                                         616                    0               616
                                                                   --------             --------          --------
                                                                     61,144                    0            61,144
                                                                   --------             --------          --------
NET INCOME                                                         $334,034             $258,285          $592,319
                                                                   ========             ========          ========
EARNINGS PER SHARE (BASIC AND DILUTED)                             $   0.40             $   0.31          $   0.71
                                                                   ========             ========          ========



       (a) Reflects Wells Real Estate Investment Trust Inc.'s equity in income of the Wells Fund XI-Fund XII-REIT Joint Venture related to the Gartner Building. The pro forma adjustment results from rental revenues less operating expenses, management and leasing fees, and depreciation.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                         PRO FORMA STATEMENT OF INCOME

                 FOR THE SIX-MONTH PERIOD ENDING JUNE 30, 1999

                                  (Unaudited)





                                                                Wells Real
                                                                  Estate
                                                                Investment            Pro Forma          Pro Forma
                                                                Trust, Inc.          Adjustment            Total
                                                                -----------          ----------          ---------
REVENUES:
 Rental income                                                   $1,579,014          $      0           $1,579,014
 Equity in income of joint ventures                                 398,178           133,568(a)           531,746
 Interest income                                                    215,746                 0              215,746
                                                                 ----------          --------           ----------
                                                                  2,192,938           133,568            2,326,506
                                                                 ----------          --------           ----------
EXPENSES:
 Operating costs, net of reimbursements                             370,744                 0              370,744
 Management and leasing fees                                         82,085                 0               82,085
 Depreciation                                                       612,243                 0              612,243
 Administrative costs                                                69,940                 0               69,940
 Legal and accounting                                                56,450                 0               56,450
 Computer costs                                                       6,063                 0                6,063
                                                                 ----------          --------           ----------
                                                                  1,197,525                 0            1,197,525
                                                                 ----------          --------           ----------
NET INCOME                                                       $  995,413          $133,568           $1,128,981
                                                                 ==========          ========           ==========

EARNINGS PER SHARE (BASIC AND DILUTED)                           $     0.19          $   0.03           $     0.22
                                                                 ==========          ========           ==========



       (a) Reflects Wells Real Estate Investment Trust, Inc.'s equity in income of the Wells Fund XI-Fund XII-REIT Joint Venture related to the Gartner Building. The pro forma adjustment results from rental revenues less operating expenses, management and leasing fees, and depreciation.

                     [LETTERHEAD OF HOLLAND & KNIGHT LLP]



October 5, 1999                                                MICHAEL K. RAFTER
                                                                    404-898-8163

VIA EDGAR
---------
Main Filing Desk
Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C.  20549

          Re:  Wells Real Estate Investment Trust, Inc.
               Commission File No.: 0-25739

Ladies and Gentlemen:

     Transmitted herewith for filing is a Current Report on Form 8-K of Wells Real Estate Investment Trust, Inc.

     Please do not hesitate to contact the undersigned if you have any questions regarding this filing.

                                    Very truly yours,

                                    HOLLAND & KNIGHT LLP

                                    By: /s/ Michael K. Rafter
                                        ---------------------
                                        Michael K. Rafter
MKR/bs
enclosure
cc:  Mr. Leo F. Wells, III (w/ encl.)
     Mr. Michael C. Berndt (w/ encl.)
     Ms. Vee Kimbrell (w/ encl.)
     Mr. Donald Kennicott (w/ encl.)
     Mr. Thomas Panther (w/ encl.)